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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): MARCH 14, 2005


                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                         0-20421                84-1288730
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 14, 2005, Liberty Media Corporation (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission (the "SEC") on March 15, 2005. The information included in the Press Release is not meant to serve as a release of financial results of the Company. The Press Release also includes certain guidance for 2005.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding Liberty's results of operations or financial condition for the year ended December 31, 2004, are being furnished to the SEC under Item 2.02 of Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE

On March 15, 2005, the Company issued a press release announcing its intention to spin off to its shareholders a separate company comprised of its ownership interest in Ascent Media Group, Inc. and Discovery Communications, Inc.

This Form 8-K and the press release attached hereto as Exhibit 99.2 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2005


                                        LIBERTY MEDIA CORPORATION

                                        By: /s/ Christopher W. Shean
                                            ------------------------------------
                                            Name:  Christopher W. Shean
                                            Title: Senior Vice President
                                                   and Controller